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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2004

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


          000-28107                         88-0399260
   (Commission File Number)      (IRS Employer Identification No.)


                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8
               (Address of Principal Executive Offices)(Zip Code)

                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)

          210 BROADWAY, SUITE 208, ORANGEVILLE, ONTARIO, CANADA L9W 5G4 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a012 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing.


         (1) On May 26, 2005 a hearing was held before the NASD Board of Governors. As a result of the hearing, it was determined that Osprey's stock was not eligible for quotation on the OTC Bulletin Board. Full details are available in the attached Order. (Exhibit 99.1) Quotation is now available on the Pink Sheets. www.pinksheets.com


SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 -- OTHER EVENTS

         (1) On June 6, 2005, United States District Court, District of Nevada, order that the Preliminary Injunction, entered herein on February 25, 2005 superceded by the attached Order. (Exhibit 99.1)

         Effective June 6, 2005, Gordon Leliever, Betty North, Doug Budden, and Boardwalk Creation, Ltd. And their officers, agents, servants, employees, and attorneys and those persons in active concert or participation with those who received actual notice of this order by personal service or otherwise ("plaintiffs") have no authority to act on behalf of Osprey or to hold themselves out as officers, directors, agents, representatives, or associate of Osprey. All Authority and control granted to Plaintiffs by the Preliminary Injunction or by operation of law is immediately revoked and terminated;

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS:

         (1) On June 10, 2005 Gerald Colbourne resigned as a Director

         (2) On June 14, 2005 Douglas Budden resigned as a Director and Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OSPREY GOLD CORP.


                                       By: /s/ Georges Benarroch
                                           -------------------------------------
                                           Georges Benarroch President



June 20, 2005